                                                 Filing pursuant to Registration
                                                      Statement number 333-70507
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             --------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             ---------------------

  / / CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                              TO SECTION 305(b)(2)

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
MINNEAPOLIS, MINNESOTA                                       55479
(Address of principal executive offices)                     (Zip code)

                      STANLEY S. STROUP, GENERAL COUNSEL
                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                       SIXTH STREET AND MARQUETTE AVENUE
                        MINNEAPOLIS, MINNESOTA  55479
                              (612) 667-1234
          (Name, address and telephone number of Agent for Service)

                         --------------------------

               HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-2
             (Exact name of obligor as specified in its charter)

DELAWARE                                                     36-4165546
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-2
C/O HELLER FINANCIAL, INC.
500 WEST MONROE STREET
CHICAGO, ILLINOIS
312-441-7246
(Address of principal executive offices)                     (Zip code)

                         --------------------------

    ASSET BACKED NOTES OF HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-2
                     (Title of the indenture securities)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency
                    Treasury Department
                    Washington, D.C.

                    Federal Deposit Insurance Corporation
                    Washington, D.C.

                    The Board of Governors of the Federal Reserve System Washington, D.C.

               (b)  Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1, pursuant to General Instruction B, because the obligor is not in default as provided under Item 13.

Item 15.  FOREIGN TRUSTEE.   Not applicable.

Item 16. LIST OF EXHIBITS. List below all exhibits filed as a part of this Statement of Eligibility.

          Exhibit 1.    a.   A copy of the Articles of Association of the
                             trustee now in effect.*

          Exhibit 2.    a.   A copy of the certificate of authority of the
                             trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                             Northwestern National Bank of Minneapolis.*

                        b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                        c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern
                             National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                        d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                        e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

          Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

          Exhibit 4.    Copy of By-laws of the trustee as now in effect.*

          Exhibit 5.    Not applicable.

          Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

          Exhibit 7. Consolidated Reports of Condition and Income of the trustee as of September 30, 1999.

          Exhibit 8.    Not applicable.

          Exhibit 9.    Not applicable.




* Incorporated by reference to the corresponding numbered exhibits to the form T-1 filed as Exhibit 25 to registration statement number 33-66026.

                             SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 1st day of December, 1999.



                            NORWEST BANK MINNESOTA,
                            NATIONAL ASSOCIATION


                            /s/ Joe Nardi
                            ------------------------
                            Joe Nardi
                            Corporate Trust Officer

                                    EXHIBIT 6



December 1, 1999


Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                                        Very truly yours,

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION


                                        /s/ Joe Nardi
                                        ---------------------
                                        Joe Nardi
                                        Corporate Trust Officer

                                     OMB Number: 7100-0036
                                     Federal Deposit Insurance Corporation
                                     OMB Number: 3064-0052
                                     Office of the Comptroller of the Currency
                                     OMB Number: 1557-0081
                                     Expires March 31, 2002

Federal Financial Institutions Examination Council

                                     Please refer to page i,                  1
                                     Table of Contents, for
                                     the required disclosure
                                     of estimated burden.

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices - FFIEC 031

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1999

This report is required by law: 12 U.S.C. 324 (State member banks); 12 U.S.C. 1817 (State nonmember banks); and 12 U.S.C. 161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I, Constance R. Gahagan, Mgr. Reg. Reporting
   -----------------------------------------
   Name and Title of Officer Authorized to Sign Report of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instruction issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


  /s/ Constance R. Gahagan
-------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report


  October 27, 1999
-------------------------------------------------------------------------------
Date of Signature

(19990930)
(RCR1 9999)

This report form is to be filed by banks with branches and consolidated subsidiaries in the U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


  /s/ [ILLEGIBLE]
------------------------------------------------------------------------------
Director (Trustee)


  /s/ [ILLEGIBLE]
------------------------------------------------------------------------------
Director (Trustee)


  /s/ [ILLEGIBLE]
------------------------------------------------------------------------------
Director (Trustee)

------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation (EDS), by modem or computer diskette; or
(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

------------------------------------------------------------------------------

FDIC Certificate Number: 05208                       Norwest Bank Minnesota, N.A.
                         --------------------        ----------------------------------------------
                           (RCR1 9050)               Legal Title of Bank (TEXT 9010)


 http:// www.wellsfargo.com                          Minneapolis
         ------------------------------------        -----------------------------------------------
         Primary Internet Web Address of Bank        City (TEXT 9130)
         (Home Page), if any (TEXT 4087)
         (Example: www.examplebank.com)              MN  55479
                                                     ------------------------------------------------
                                                     State Abbrev. (TEXT 9200)  Zip Code. (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices


TABLE OF CONTENTS


SIGNATURE PAGE                                           COVER       REPORT OF CONDITION
Report of Income                                                     Schedule RC - Balance Sheet............................RC-1,2

Schedule RI - Income Statement........................RI-1,2,3       Schedule RC-A - Cash and Balances Due
                                                                     From Depository Institutions.............................RC-3
Schedule RI-A Changes in Equity Capital...................RI-4
                                                                     Schedule RC-B - Securities...........................RC-3,4,5
Schedule RI-B - Charge-offs and Recoveries on
 Loans and Leases and Changes in Allowance                           Schedule RC-C - Loans and Lease Financing
 for Credit Losses......................................RI-4,5        Receivables:
                                                                      Part I.  Loans and Leases...........................RC-6,7,8
Schedule RI-D - Income from                                           Part II. Loans to Small Businesses and
 International Operations.................................RI-6        Small Farms (to be completed for the
                                                                      June report only; not included in the
Schedule RI-E - Explanations............................RI-7,8        forms for the September and December reports).......RC-8a,8b

                                                                     Schedule RC-D - Trading Assets and Liabilities
                                                                      (to be completed only by selected banks)................RC-8
Disclosure of Estimated Burden
                                                                     Schedule RC-E - Deposit Liabilities................RC-9,10,11
The estimated average burden associated with this information
collection is 34.1 hours per respondent and is estimated to          Schedule RC-F - Other Assets............................RC-11
vary from 15 to 400 hours per response, depending
on individual circumstances. Burden estimates include the time       Schedule RC-G - Other Liabilities.......................RC-11
for reviewing instructions, gathering and maintaining data in the
required form, and completing the information collection, but        Schedule RC-H - Selected Balance Sheet Items
exclude the time for compiling and maintaining business records       for Domestic Offices...................................RC-12
in the normal course of a respondent's activities. A Federal
agency may not conduct or sponsor, and an organization (or a         Schedule RC-I - Selected Assets and Liabilities
person) is not required to respond to a collection of                 of IBFs................................................RC-13
information, unless it displays a currently valid OMB control
number. Comments concerning the accuracy of this burden              Schedule RC-K - Quarterly Averages......................RC-13
estimate and suggestions for reducing this burden
should be directed to the Office of Information and                  Schedule RC-L - Off-Balance Sheet
Regulatory Affairs, Office of Management and Budget,                  Items............................................RC-14,15,16
Washington, D.C. 20503, and to one of the following:
                                                                     Schedule RC-M - Memoranda............................RC-17,18
Secretary
Board of Governors of the Federal Reserve System                     Schedule RC-N - Past Due and Nonaccrual
Washington, D.C. 20551                                                Loans, Leases, and Other Assets.....................RC-19,20

Legislative and Regulatory Analysis Division                         Schedule RC-O - Other Data for Deposit
Office of the Comptroller of the Currency                             Insurance and FICO Assessments......................RC-21,22
Washington, D.C. 20219
                                                                     Schedule RC-R - Regulatory Capital...................RC-23,24
Assistant Executive Secretary
Federal Deposit Insurance Corporation                                Optional Narrative Statement Concerning
Washington, D.C. 20429                                                the Amounts Reported in the Reports
                                                                      of Condition and Income................................RC-25

                                                                     SPECIAL REPORT (TO BE COMPLETED BY ALL BANKS)


For information or assistance, National and State nonmember banks should contact the FDIC's Reports Analysis Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RI-1
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           3
Transit Number: 91000019

Consolidated Report of Income
for the period January 1, 1999 - September 30, 1999

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

Schedule RI - Income Statement

                                                                                                                        I480 < -
                                                                                                     Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:                                                            RIAD
                                                                                          ----
          (a) Loans secured by real estate________________________________________________4011..        564,469     1.a.1a
          (b) Loans to depository institutions____________________________________________4019..         13,610     1.a.1b
          (c) Loans to finance agricultural production and other loans to farmers_________4024..            482     1.a.1c
          (d) Commercial and industrial loans_____________________________________________4012..        293,123     1.a.1d
          (e) Acceptances of other banks__________________________________________________4026..            127     1.a.1e
          (f) Loans to individuals for household, family, and other personal expenditures:
              (1) Credit cards and related plans__________________________________________4054..         17,011     1.a.1f1
              (2) Other___________________________________________________________________4055..         66,787     1.a.1f2
          (g) Loans to foreign governments and official institutions______________________4056..              0     1.a.1g
          (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
              (1) Taxable obligations_____________________________________________________4503..          2,201     1.a.1h1
              (2) Tax-exempt obligations__________________________________________________4504..            582     1.a.1h2
          (i) All other loans in domestic offices_________________________________________4058..             31     1.a.1i
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs___________________4059..          3,579     1.a.2
   b. Income from lease financing receivables:
      (1) Taxable leases__________________________________________________________________4505..         60,495     1.b.1
      (2) Tax-exempt leases_______________________________________________________________4307..              0     1.b.2
   c. Interest income on balances due from depository institutions:(1)
      (1) In domestic offices_____________________________________________________________4105..            423     1.c.1
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs___________________4106..          1,980     1.c.2
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency obligations (INCLUDING
          MORTGAGE-BACKED SECURITIES ISSUED OR GUARANTEED BY FNMA, FHLMC OR GNMA)_________4027..         75,104     1.d.1
      (2) Securities issued by states and political subdivisions in the U.S:
          (a) Taxable securities__________________________________________________________4506..            119     1.d.2a
          (b) Tax-exempt securities_______________________________________________________4507..          7,073     1.d.2b
      (3) Other domestic debt securities (INCLUDING MORTGAGE-BACKED SECURITIES NOT
          ISSUED OR GUARANTEED BY FNMA, FHLMC OR GNMA)____________________________________3657..          7,777     1.d.3
      (4) Foreign debt securities_________________________________________________________3658..              0     1.d.4
      (5) Equity securities (including investments in mutual funds)_______________________3659..         10,580     1.d.5
   e. Interest income from trading assets_________________________________________________4069..            340     1.e

---------------------
(1) Includes interest income on time certificates of deposit not held for trading.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RI-2
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           4
Transit Number: 91000019

Schedule RI - Continued

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1. Interest income (continued)                                  RIAD
   f. Interest income on federal funds sold and securities      ----       Year-to-date
      purchased under agreements to resell______________________4020....        324,124  ..........................         1.f
   g. Total interest income (sum of items 1.a through 1.f)______4107....      1,450,017  ..........................         1.g
2. Interest expense:
   a. Interest on deposits:
      (1) Interest on deposits in domestic offices:
          (a) Transaction accounts (NOW accounts, ATS accounts,
              and telephone and preauthorized transfer
              accounts)_________________________________________4508....          3,727  ..........................         2.a.1a
          (b) Nontransaction accounts:
              (1) Money market deposit accounts (MMDAs)_________4509....         21,485  ..........................         2.a.1b1
              (2) Other savings deposits________________________4511....         31,155  ..........................         2.a.1b2
              (3) Time deposits of $100,000 or more_____________A517....          5,867  ..........................         2.a.1b3
              (4) Time deposits of less than $100,000___________A518....         54,434  ..........................         2.a.1b4
      (2) Interest on deposits in foreign offices, Edge and
          Agreement subsidiaries, and IBFs______________________4172....        219,985  ..........................         2.a.2
   b. Expense of federal funds purchased and securities sold
      under agreements to repurchase____________________________4180....        355,324  ..........................         2.b
   c. Interest on demand notes issued to the U.S. Treasury,
      trading liabilities, and other borrowed money_____________4185....         41,905  ..........................         2.c
   d. Not applicable.
   e. Interest on subordinated notes and debentures_____________4200....          4,339  ..........................         2.e
   f. Total interest expense (sum of items 2.a through 2.e)_____4073....        738,221  ..........................         2.f
3. Net interest income (item 1.g minus 2.f)_____________________4074...................                     711,796         3.
4. Provisions:
   a. Provision for credit losses_______________________________4230...................                      21,446         4.a
   b. Provision for allocated transfer risk_____________________4243...................                           0         4.b
5. Noninterest income:
   a. Income from fiduciary activities__________________________4070....        241,011  ..........................         5.a
   b. Service charges on deposit accounts in domestic offices___4080....         78,947  ..........................         5.b
   c. Trading revenue (must equal Schedule RI, sum of
      Memorandum items 8.a through 8.d__________________________A220....         18,408  ..........................         5.c
   d. Not applicable
   e. Not applicable
   f. Other noninterest income:
      (1) Other fee income______________________________________5407....        102,817  ..........................         5.f.1
      (2) All other noninterest income *________________________5408....         87,384  ..........................         5.f.2
   g. Total noninterest income (sum of items 5.a through 5.f)___4079...................                     528,567         5.g
6. a. Realized gains (losses) on held-to-maturity securities____3521...................                           0         6.a
   b. Realized gains (losses) on available-for-sale securities__3196...................                       3,313         6.b
7. Noninterest expense:
   a. Salaries and employee benefits____________________________4135....        276,887  ..........................         7.a
   b. Expenses of premises and fixed assets (net of rental
      income) (excluding salaries and employee benefits and
      mortgage interest)________________________________________4217....         62,918  ..........................         7.b
   c. Other noninterest expense *_______________________________4092....        310,365  ..........................         7.c
   d. Total noninterest expense (sum of items 7.a through 7.c)__4093...................                     650,170         7.d
8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b,
   5.g, 6.a, 6.b, and 7.d)______________________________________4301...................                     572,060         8.
9. Applicable income taxes (on item 8)__________________________4302...................                     207,735         9.
10.Income (loss) before extraordinary items and other
   adjustments (item 8 minus 9)_________________________________4300...................                     364,325         10.
11.Extraordinary items and other adjustments, net of income
   taxes *______________________________________________________4320...................                           0         11.
12.Net income (loss) (sum of items 10 and 11)___________________4340...................                     364,325         12.

---------
  Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RI-3
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           5
Transit Number: 91000019

Schedule RI - Continued

Memoranda

                                                                                                   I481 < -
                                                                                Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------
1. Interest expense incurred to carry tax-exempt securities,    RIAD
   loans, and leases acquired after August 7, 1986, that is     ----       Year-to-date
   not deductible for federal income tax purposes__________     4513....             40       M.1
2. Income from the sale and servicing of mutual funds and
   annuities in domestic offices (included in Schedule RI,
   item 8)________________________________________________      8431....          1,688       M.2
3. Not applicable
4. Not applicable
                                                                                 Number
5. Number of full-time equivalent employees at end of                            ------
   current period (round to nearest whole number)_________      4150....          5,332       M.5
6. Not applicable
7. If the reporting bank has restated its balance sheet as                 CCYY  MM  DD
   a result of applying push down accounting this calendar
   year, report the date of the bank's acquisition (1)____      9106....     N/A              M.7
8. Trading revenue (from cash instruments and off-balance
   sheet derivative instruments) (Sum of Memorandum items       RIAD
   8.a through 8.d must equal Schedule RI, item 5.c):           ----       Year-to-date
   a. Interest rate exposures_____________________________      8757....         17,720       M.8.a
   b. Foreign exchange exposures__________________________      8758....         15,142       M.8.b
   c. Equity security and index exposures_________________      8759....              0       M.8.c
   d. Commodity and other exposures_______________________      8760....   (     14,454)      M.8.d
9. Impact on income of off-balance sheet derivatives held
   for purposes other than trading:
   a. Net increase (decrease) to interest income__________      8761....   (      1,470)      M.9.a
   b. Net (increase) decrease to interest expense_________      8762....         14,073       M.9.b
   c. Other (noninterest) allocations_____________________      8763....          2,321       M.9.c
10.Credit losses on off-balance sheet derivatives (see
   instructions)__________________________________________      A251....              0       M.10
11.Does the reporting bank have a Subchapter S election
   in effect for federal income tax purposes for the                       YES       NO
   current tax year?______________________________________      A530....        NO            M.11
12.Deferred portion of total applicable income taxes
   included in Schedule RI, items 9 and 11 (to be reported
   with the December Report of Income_____________________      4772....              0       M.12

---------
1) For example, a bank acquired on June 1, 1997 would report 19970601 Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RI-4
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           6
Transit Number: 91000019

Schedule RI-A - Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                             I483 < -
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
1.  Total equity capital originally reported in the December 31, Reports of  RIAD
                                                                             ----
    condition and Income __________________________________________________  3215..       1,820,815           1.
2.  Equity capital adjustments from amended Reports of Income, net * ______  3216..               0           2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2) __  3217..       1,820,815           3.
4.  net income (loss) (must equal Schedule R1, item 12) ___________________  4340..         364,325           4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net_____  4346..               0           5.
6.  Changes incident to business combinations, net ________________________  4356..         138,511           6.
7.  LESS: Cash dividends declared on preferred stock ______________________  4470..               0           7.
8.  LESS: Cash dividends declared on common stock _________________________  4460..         200,000           8.
9.  Cumulative effect of changes in accounting principles from prior
    years * (see instructions for this schedule) __________________________  4411..               0           9.
10. Corrections of material accounting errors from prior years *(see
    instructions for this schedule) _______________________________________  4412..               0           10.
11. a. Change in net unrealized holding gains (loses) on available-for-sale
       securities _________________________________________________________  8433..         (62,926)          11.a.
    b. Change in accumulated net gains (losses) on cash flow hedges _______  4574..               0           11.b
12. Foreign currency translation adjustments ______________________________  4414..              32           12.
13. Other transactions with parent holding company * (not included in
    items 5, 7, or 8 above) _______________________________________________  4415..          77,029           13.
14. Total equity capital end of current period (sum of items 3 through 13)
    (must equal Schedule RC, item 28) _____________________________________  3210..       2,137,786           14.

-------------
*  Describe on Schedule RI-E - Explanations.


Schedule RI-B - Charge-offs and Recoveries on Loans and Leases and Changes in
                Allowance for Credit Losses


Part I. Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Credit Lossess

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                             I486 < -
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                    -----------calendar year-to-date---------

                                                                      (Column A)            (Column 8)
                                                                      Charge-offs           Recoveries
                                                                    -----------------    ----------------
1.Loans secured by real estate:                                     RIAD                 RIAD
                                                                    ----                 ----
  a. To U.S. addresses (domicile) ________________________________  4651..     1,109     4661..     367     1.a
  b. To non-U.S. addressees (domicile) ___________________________  4652..         0     4662..       0     1.b
2.Loans to depository institutions and acceptances of
  other banks:
  a. To U.S. banks and other U.S. depository institutions ________  4653..         0     4663..       0     2.a
  b. To foreign banks ____________________________________________  4654..         0     4664..       0     2.b
3.Loans to finance agricultural production and other Loans
  to farmers _____________________________________________________  4655..         6     4665..       9     3.
4.Commercial and industrial loans:
  a. To U.S. addressees (domicile) _______________________________  4645..    10,423     4617..   1,182     4.a
  b. To non-U.S. addressees (domicile)____________________________  4646..     1,229     4618..     440     4.b
5.Loans to individuals for household, family, and other
  personal expenditures:
  a. Credit cards and related plans ______________________________  4656..     2,729     4666..     383     5.a
  b. Other (includes single payment, installment, and
  all student loans) _____________________________________________  4657..    12,986     4667..   2,226     5.b
6.Loans to foreign governments and official institutions _________  4643..         0     4627..       0     6.
7.All other loans ________________________________________________  4644..     1,063     4628..      66     7.
8.Lease financing receivables:
  a. Of U.S. addressees (domicile) _______________________________  4658..         0     4668..       0     8.a
  b. Of non-U.S. addresses (domicile) ____________________________  4659..         0     4669..       0     8.b
9.Total (sum of items 1 through 8) _______________________________  4635..    29,545     4605..   4,673     9.


Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RI-5
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           7
Transit Number: 91000019

Schedule RI-B - Continued

Part I. Continued

Memoranda


                                                                         Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------
                                                            -------calendar year-to-date---------
                                                                 (Column A)        (Column B)
                                                                Charge-offs        Recoveries
                                                            ----------------   ------------------
3. Not applicable.
4. Loans to finance commercial real estate, construction,   RIAD               RIAD
                                                            ----               ----
and land development activities (not secured by real
estate) included in Schedule R1-B, part I, items 4
and 7, above ________________________________________       5409..         0   5410..      0  m.4
5. Loans secured by real estate in domestic offices
(included in Schedule RI-B, part I, item 1, above):
a. Construction and land development ________________       3582..         0   3583..      0  m.5.a
b. Secured by farmland ______________________________       3584..         0   3585..      0  m.5.b
c. Secured by 1-4 family residential properties:
   (1) Revolving, open-end loans secured by 1-4
       family residential properties and extended
       under lines of credit ________________________       5411..       333   5412..      1  m.5.c1
   (2) All other loans secured by 1-4 family
       residential properties _______________________       5413..       693   5414..    266  m.5.c2
d. Secured by multifamily (5 or more) residential
   properties _______________________________________       3588..         0   3589..      0  m.5.d
e. Secured by nonfarm nonresidential properties _____       3590..        83   3591..    100  m.5.e


Part II. Changes in Allowance for Credit Losses


                                                                            Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------

1. Balance originally reported in the December 31, 1998, Reports of      RIAD
                                                                         ----
    Condition and Income _____________________________________________   3124..   209,787  1.
2. Recoveries (must equal or exceed part 1, item 9, column B above) __   2419..     4,673  2.
3. LESS: Charge-offs (must equal or exceed part 1, item 9, column
    A above) _________________________________________________________   2432..    29,545  3.
4. Provision for credit losses (must equal Schedule RI, item 4.a) ____   4230..    21,446  4.
5. Adjustments * (see instructions for this schedule) ________________   4815..     5,531  5.
6.Balance end of current period (sum of item 1 through 5) (must equal
    or exceed Schedule RC, item 4.b) _________________________________   4512..   211,892  6.

----------
  Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RI-6
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           8
Transit Number: 91000019

Schedule RI-D - Income from International Operations

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

Part I. Estimated Income from International Operations

                                                                                                                           I492 < -
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement
   subsidiaries, and IBFs:                                                            RIAD             Year-to-date
                                                                                      ----
   a. Interest income booked_________________________________________________________ 4837..              N/A             1.a
   b. Interest expense booked________________________________________________________ 4838..              N/A             1.b
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries,
      and IBFs (item 1.a minus 1.b)__________________________________________________ 4839..              N/A             1.c
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at domestic
      offices________________________________________________________________________ 4840..              N/A             2.a
   b. Net interest income attributable to domestic business booked at foreign
      offices________________________________________________________________________ 4841..              N/A             2.b
   c. Net booking location adjustment (item 2.a minus 2.b)___________________________ 4842..              N/A             2.c
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations____________________ 4097..              N/A             3.a
   b. Provision for loan and lease losses attributable to international operations___ 4235..              N/A             3.b
   c. Other noninterest expense attributable to international operations_____________ 4239..              N/A             3.c
   d. Net noninterest income (expense) attributable to international operations
      (item 3.a minus 3.b and 3.c)___________________________________________________ 4843..              N/A             3.d
4. Estimated pretax income attributable to international operations before capital
   allocation adjustment (sum of items 1.c, 2.c, and 3.d)____________________________ 4844..              N/A             4.
5. Adjustment to pretax income for internal allocations to international operations
   to reflect the effects of equity capital on overall bank funding costs____________ 4845..              N/A             5.
6. Estimated pretax income attributable to international operations after capital
   allocation adjustment (sum of items 4 and 5)______________________________________ 4846..              N/A             6.
7. Income taxes attributable to income from international operations as estimated in
   item 6____________________________________________________________________________ 4797..              N/A             7.
8. Estimated net income attributable to international operations (item 6 minus 7)____ 4341..              N/A             8.


Memoranda                                                                                             Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above___________________________ 4847..              N/A            M.1
2. Intracompany interest expense included in item 1.b above__________________________ 4848..              N/A            M.2

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS


                                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      RIAD            Year-to-date
                                                                                      ----
1.Interest income booked at IBFs_____________________________________________________ 4849..            N/A               1.
2.Interest expense booked at IBFs____________________________________________________ 4850..            N/A               2.
3.Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
a. Gains (losses) and extraordinary items____________________________________________ 5491..            N/A              3.a
b. Fees and other noninterest income_________________________________________________ 5492..            N/A              3.b
4.Provision for loan and lease losses attributable to international operations booked
at domestic offices (excluding IBFs)_________________________________________________ 4852..            N/A               4.
5.Other noninterest expense attributable to international operations booked at
domestic offices (excluding IBFs)____________________________________________________ 4853..            N/A               5.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RI-7
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           9
Transit Number: 91000019

Schedule RI-E - Explanations

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR
YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                          I495 < -
                                                                                                      Dollars Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                       RIAD            Year-to-date
                                                                                      ----
   a. Net gains (losses) on other real estate owned__________________________________ 5415..            N/A              1.a
   b. Net gains (losses) on sales of loans___________________________________________ 5416..            N/A              1.b
   c. Net gains (losses) on sales of premises and fixed assets_______________________ 5417..            N/A              1.c
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 5.f.(2):
      TEXT                                                                            RIAD
      ----                                                                            ----
   d. 4461: Gain on sale of loan servicing rights                                     4461..            48,626           1.d
   e. 4462: Processing fees                                                           4462..            10,932           1.e
   f. 4463: _________________________________________________________________________ 4463..            N/A              1.f
2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets______________________________________ 4531..             3,191           2.a
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net (gains) losses on other real estate owned__________________________________ 5418..            N/A              2.b
   c. Net (gains) losses on sales of loans___________________________________________ 5419..            N/A              2.c
   d. Net (gains) losses on sales of premises and fixed assets_______________________ 5420..            N/A              2.d
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 7.c:
      TEXT                                                                            RIAD
      ----                                                                            ----
   e. 4464: Processing fees                                                           4464..           115,007           2.e
   f. 4467: _________________________________________________________________________ 4467..            N/A              2.f
   g. 4468: _________________________________________________________________________ 4468..            N/A              2.g
3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
          TEXT                                             RIAD
          ----                                             ----
   a. (1) 6373: Effect of adopting FAS 133, "Accounting
                for Derivative Instruments and
                Hedging Activities"________________________      .  .  .  .  .  .  .  6373..                   0         3.a.1
      (2) Applicable income tax effect_____________________4486..                  0         .  .  .  .  .  .  .         3.a.2
   b. (1) 4487:  _________________________________________       .  .  .  .  .  .  .  4487..                   0         3.b.1
      (2) Applicable income tax effect_____________________4488..                  0         .  .  .  .  .  .  .         3.b.2
   c. (1) 4489:  _________________________________________       .  .  .  .  .  .  .  4489..                   0         3.c.1
      (2) Applicable income tax effect_____________________4491..                  0         .  .  .  .  .  .  .         3.c.2
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A,
   Item 2) (itemize and describe all adjustments):
      TEXT                                                                            RIAD
      ----                                                                            ----
   a. 4492: _________________________________________________________________________ 4492..            N/A              4.a
   b. 4493: _________________________________________________________________________ 4493..            N/A              4.b
5. Cumulative effect of changes in accounting principles from prior years (from
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
      TEXT                                                                            RIAD
      ----                                                                            ----
   a. 4494: _________________________________________________________________________ 4494..                   0         5.a
   b. 4495: _________________________________________________________________________ 4495..            N/A              5.b
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):
      TEXT                                                                            RIAD
      ----                                                                            ----
   a. 4496: _________________________________________________________________________ 4496..            N/A              6.a
   b. 4497: _________________________________________________________________________ 4497..            N/A              6.b

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999  ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                     Page RI-8
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           10
Transit Number: 91000019

Schedule RI-E - Continued

                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------
7.-  Other transactions with parent holding company (from Schedule RI-A, item
     13) (itemize and describe all such transactions):

     TEXT                                RIAD          Year-to-date
     ----                                ----
a.   4498:  Capital infusion             4498. .       77,029             7.a
b.   4499:  ____________________________ 4499. .       N/A                7.b

8.- Adjustments to allowance for credit losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):

     TEXT                                RIAD          Year-to-date
     ----                                ----
a.   4521:  Eastern Heights merger       4521. .        4,196             8.a
b.   4522:  Sale of loans                4522. .        1,335             8.b


                                                                   I498 I499 < -
- Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the
     Report of Income):
     No comment:              X  (RIAD 4769)

     Other explanations (please type or print clearly):
     (TEXT 4769)

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RC-1
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           11
Transit Number: 91000019

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                                                          C400 < -
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
 1.  Cash and balances due from depository institutions (from Schedule RC-A):                       RCFD
                                                                                                    ----
     a.   Noninterest-bearing balances and currency and coin (1)____________________________________0081. .     1,907,083    1.a
     b.   Interest-bearing balances (2)_____________________________________________________________0071. .        19,383    1.b
 2.  Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A)________________________________1754. .             0    2.a
     b.   Available-for-sale securities (from Schedule RC-B, column D)______________________________1773. .     3,424,522    2.b
 3.  Federal funds sold and securities purchased under agreements to resell_________________________1350. .    11,384,825    3.
 4.  Loans and lease financing receivables:
     a.   Loans and leases, net of unearned income_______________RCFD
                                                                 ----
          (from Schedule RC-C)___________________________________2122 . .  16,544,030                         . . . . . .    4.a
     b.   LESS: Allowance for loan and lease losses______________3123 . .     211,892                         . . . . . .    4.b
     c.   LESS: Allocated transfer risk reserve__________________3128 . .           0                         . . . . . .    4.c
     d.   Loans and leases, net of unearned income,
          allowance, and reserve (item 4.a minus 4.b and 4.c)_______________________________________2125. .    16,332,138    4.d
 5.  Trading assets (from Schedule RC-D)____________________________________________________________3545. .        48,680    5.
 6.  Premises and fixed assets (including capitalized leases)_______________________________________2145. .       126,208    6.
 7.  Other real estate owned (from Schedule RC-M)___________________________________________________2150. .         8,559    7.
 8.  Investments in unconsolidated subsidiaries and associated companies (from
     Schedule RC-M)_________________________________________________________________________________2130. .             0    8.
 9.  Customers' liability to this bank on acceptances outstanding___________________________________2155. .        22,419    9.
10.  Intangible assets (from Schedule RC-M)_________________________________________________________2143. .       119,807    10.
11.  Other assets (from Schedule RC-F)______________________________________________________________2160. .       378,858    11.
12.  Total assets (sum of items 1 through 11)_______________________________________________________2170. .    33,772,482    12.

---------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RC-2
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           12
Transit Number: 91000019

Schedule RC - Continued

                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of totals of                                             RCON
                                                                                          ----
     columns A and C from schedule RC-E, part I)________________________________         2200..   12,595,978   13.a
                                               RCON
                                               ----
        (1) Noninterest-bearing (1)_______________6631..  6,833,669                                ..........   13.a.1
        (2) Interest-bearing______________________6636..  5,762,309                                ..........   13.a.2
                                                                                          RCFN
                                                                                          ----
     B. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
        Schedule RC-E, part II)__________________________________________________         2200      6,488,386   13.b
                                                  RCFN
                                                  ----
        (1) Noninterest-bearing___________________6631..  6,478,898                                ..........   13.b.1
        (2) Interest-bearing______________________6636..      9,488                                ..........   13.b.2
                                                                                          RCFD
                                                                                          ----
14.  Federal funds purchased and securities sold under agreements to repurchase__________2800..    9,565,435   14.
                                                                                          RCON
                                                                                          ----
15.  a. Demand notes issued to the U.S. Treasury__________________________________________2840..      231,536   15.a
                                                                                          RCFD
                                                                                          ----
     b. Trading liabilities (from Schedule RC-D)__________________________________________3548..       33,972   15.b
16.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
     a. With a remaining maturity of one year or less_____________________________________2332..    1,099,624   16.a
     b. With a remaining maturity of more than one year through three years_______________A547..      701,262   16.b
     c. With a remaining maturity of more than three years________________________________A548..      407,068   16.c
17.  Not applicable.
18.  Bank's liability on acceptances executed and outstanding_____________________________2920..       22,419   18.
19.  Subordinated notes and debentures (2)________________________________________________3200..      105,000   19.
20.  Other liabilities (from Schedule RC-G)_______________________________________________2930..      384,016   20.
21.  Total liabilities (sum of items 13 through 20)_______________________________________2948..   31,634,696   21.
22.  Not applicable.



EQUITY CAPITAL
                                                                                          RCFD
                                                                                          ----
23.  Perpetual preferred stock and related surplus________________________________________3838..            0   23.
24.  Common stock_________________________________________________________________________3230..      100,000   24.
25.  Surplus (exclude all surplus related to preferred stock)_____________________________3839..      995,532   25.
26.  a. Undivided profits and capital reserves____________________________________________3632..    1,085,814   26.a
     b. Net unrealized holding gains (losses) on available-for-sale securities____________8434..   (   42,967)  26.b
     c. Accumulated net gains (losses) on cash flow hedges________________________________4336..            0   26.c
27.  Cumulative foreign currency translation adjustments__________________________________3284..   (      593)  27.
28.  Total equity capital (sum of items 23 through 27)____________________________________3210..    2,137,786   28.
29.  Total liabilities and equity capital (sum of items 21 and 28)________________________3300..   33,772,482   29.



MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.   Indicate in the box at the right the number of the statement below that best describes
     the most comprehensive level of auditing work performed for the bank by independent  RCFD        Number
                                                                                          ----        ------
     external auditors as of any date during 1998_________________________________________6724..      N/A       M.1



=    Independent audit of the bank conducted in accordance          4 = Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank          authority)
=    Independent audit of the bank's parent holding company         5 = Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing           auditors
     standards by a certified public accounting firm which          6 = Compilation of the bank's financial statements by
     submits a report on the consolidated holding company (but          external auditors
     not on the bank separately)                                    7 = Other audit procedures (excluding tax preparation work)
=    Directors' examination of the bank conducted in accordance     8 = No external audit work
     with generally accepted auditing standards by a certified
     public accounting firm (may be required by state chartering authority)


------
1) Includes total demand deposits and noninterest-bearing time and savings deposits.
2) Includes limited-life preferred stock and related surplus.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RC-3
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           13
Transit Number: 91000019

Schedule RC-A - Cash and Balances Due From Depository Institutions

Excludes assets held for trading.

                                                                                                                           C405 < -
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                (Column A)              (Column B)
                                                                             Consolidated Bank       Domestic Offices
                                                                           --------------------   --------------------
1.   Cash items in process of collection, unposted                         RCFD                   RCON
                                                                           ----                   ----
     debits, and currency and coin_________________________________________0022..  1,358,298             ..............      1.
     a. Cash items in process of collection and unposted
        debits_____________________________________________________________       ...........     0020 ..  1,182,177         1.a
     b. Currency and coin__________________________________________________       ...........     0080 ..    169,681         1.b
2.   Balances due from depository institutions in the U.S._                       ...........     0082 ..    248,361         2.
     a. U.S. branches and agencies of foreign banks
        (including their IBFs)_____________________________________________0083..           0            ..............      2.a
     b. Other commercial banks in the U.S. and other
        depository institutions in the U.S. (including
        their IBFs)________________________________________________________0085..     248,460            ..............      2.b
3.   Balances due from banks in foreign countries and
     foreign central banks_________________________________________________       ...........     0070 ..      8,914         3.
     a. Foreign branches of other U.S. banks_______________________________0073..           0            ..............      3.a
     b. Other banks in foreign countries and foreign
        central banks______________________________________________________0074..      11,274            ..............      3.b
4.   Balances due from Federal Reserve Banks_______________________________0090..     308,434     0090 ..    308,308         4.
5.   Total (sum of items 1 through 4) (total of column A
     must equal Schedule RC, sum of items 1.a and 1.b)_____________________0010..   1,926,466     0010..   1,917,441         5.



MEMORANDUM                                                                                          Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1.   Noninterest-bearing balances due from commercial banks in the U.S.                           RCON
                                                                                                  ----
     (included in item 2, column 8 above)_________________________________________________________0050..     231,129         M.1


SCHEDULE RC-B - SECURITIES

Exclude assets held for trading.

                                                                                                                         C410 < -
                                                                                                       Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------

                                       Held-to-maturity                                    Available-for-sale
                            (Column A)                 (Column B)                 (Column C)                (Column D)
                          Amortized Cost               Fair Value               Amortized Cost             Fair Value (1)
                      ---------------------      ----------------------     ---------------------      ---------------------
1.U.S. Treasury       RCFD                       RCFD                       RCFD                       RCFD
                      ----                       ----                       ----                       ----
securities_______     0211..             0       0213..             0       1286..  1,525,702          1287..  1,462,761    1.
2.U.S. Government
agency obligations
(exclude mortgage-
backed securities):
a. Issued by U.S.
   Government          RCFD                       RCFD                       RCFD                       RCFD
                       ----                       ----                       ----                       ----
   agencies (2)___     1289..            0        1290..            0        1291..         0           1293..          0   2.a
b. Issued by U.S.
   Government-
   sponsored
   agencies (3)__      1294..            0        1295..            0        1297..    76,494           1298..     75,076   2.b


-------
1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal
     Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RC-4
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           14
Transit Number: 91000019

Schedule RC-B - Continued

                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------

                                        Held-to-maturity                           Available-for-sale
                                 (Column A)            (Column B)            (Column C)           (Column D)
                               Amortized Cost          Fair Value          Amortized Cost       Fair Value (1)
                          --------------------      ----------------   ------------------   ------------------

3. Securities issued by
   states and political
   subdivisions in the U.S.:

a. General                RCFD                     RCFD                RCFD                   RCFD
                          ----                     ----                ----                   ----
   obligations___         1676..            0      1677..         0    1678..     118,130     1679..    115,179 3.a
b. Revenue
   obligations___         1681..            0      1686..         0    1690..      88,875     1691..     93,748 3.b
c. Industrial
   development
   and similar
   obligations ___        1694..            0      1695..         0    1696..          35     1697..         35 3.c
4. Mortgage-backed
   securities (MBS):
a. Pass-through
   securities:
   (1) Guaranteed
       by GNMA ____       1698..            0      1699..        0     1701..     412,565     1702..    411,013 4a1
   (2) Issued by
       FNMA and
       FHLMC ____         1703..            0      1705..        0     1706..     222,355     1707..    217,033 4a2
   (3) Other pass-
       through
       securities___      1709..            0      1710..        0     1711..           0     1713..          0 4a3
b. Other mortgage-
   backed securities
   (include CMOs,
   REMICs, and
   stripped MBS):
   (1) Issued or
       guaranteed
       by FNMA,
       FHLMC, or          RCFD                     RCFD                RCFD                   RCFD
       GNMA_______        ----                     ----                ----                   ----
                          1714..            0      1715..        0     1716..       4,281     1717..      4,199 4b1
   (2) Collateralized
       by MBS issued
       or guaranteed
       by FNMA, FHLMC,    RCFD                     RCFD                RCFD                   RCFD
       or GNMA_______     ----                     ----                ----                   ----
                          1718..            0      1719..        0     1731..           0     1732..          0 4b2
   (3) All other
       mortgage-
       backed
       securities ____    1733..            0      1734..        0     1735..           5     1736..          5 4b3
5.Other debt securities:
a. Other domestic
   debt                   RCFD                     RCFD                RCFD                   RCFD
   securities _____       ----                     ----                ----                   ----
                          1737..            0      1738..        0     1739..     766,522     1741..    767,334 5.a
b. Foreign debt
   securities _____       1742..            0      1743..        0     1744..           0     1746..          0 5.b
6.Equity securities:
a. Investments
   in mutual              RCFD                     RCFD                RCFD                   RCFD
   funds and              ----                     ----                ----                   ----
   other equity
   securities
   with readily
   determinable
   fair values ____    . . . . . .            . . . . . .              A510..      58,729     A511..     58,010 6.a
b. All other
   equity
   securities(1) ____  . . . . . .            . . . . . .              1752..     220,129     1753..    220,129 6.b
7. Total (sum of items
   1 through 6) (total
   of column A must
   equal Schedule RC,
   item 2.a)(total
   of column 0 must
   equal Schedule RC,
   item 2.b) _______    1754..              0      1771..        0     1772..   3,493,822     1773..  3,424,522 7.

------------
 . Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RC-5
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           15
Transit Number: 91000019

Schedule RC-B - Continued

Memoranda

                                                                                                             C412 < -
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                              RCFD
                                                                              ----
 1. Pledged securities (1) ___________________________________________________0416. .    1,218,427     M.1
 2. Maturity and repricing data for debt securities (1,2) (excluding those in nonaccrual status):
    a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other
       non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3,4)
      (1) Three months or less ______________________________________________A549. .    982,833       M.2.a.1
       (2) Over three months through 12 months _______________________________A550. .     10,574       M.2.a.2
       (3) Over one year through three years _________________________________A551. .    202,408       M.2.a.3
       (4) Over three years through five years _______________________________A552. .    539,512       M.2.a.4
       (5) Over five years through 15 years __________________________________A553. .    965,263       M.2.a.5
       (6) Over 15 years _____________________________________________________A554. .    152,094       M.2.a.6
    b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3, 5)
       (1) Three months or less ______________________________________________A555. .      8,295       M.2.b.1
       (2) Over three months through 12 months _______________________________A556. .     17,413       M.2.b.2
       (3) Over one year through three years _________________________________A557. .        334       M.2.b.3
       (4) Over three years through five years _______________________________A558. .      1,789       M.2.b.4
       (5) Over five years through 15 years __________________________________A559. .     14,713       M.2.b.5
       (6) Over 15 years _____________________________________________________A560. .    246,951       M.2.b.6
    c. Other mortgage backed securities (include CMOs, REMICs and stripped
       MBS; exclude mortgage pass-through securities) with an expected average life of: (6)
       (1) Three years or less _______________________________________________A561. .      4,204       M.2.c.1
       (2) Over three years __________________________________________________A562. .          0       M.2.c.2
    d. debt securities with a REMAINING MATURITY of one year or less
       (including in Memorandum items 2.a through 2.c above)__________________A248. .    654,792       M.2.d
3-6. Not applicable.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
   (report the amortized cost at date of sale or transfer) ___________________1778. .          0       M.7
8. Not applicable.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost _________________________________________________________8782. .          0       M.9.a
   b. Fair value _____________________________________________________________8783. .          0       M.9.b


----------------
1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
2) Exclude equity securities, e.g., investments in mutual funds, Federal
   Reserve stock, common stock and preferred stock.
3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
4) Sum of Memorandum items 2.a. (1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3 and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, column A and D.
5) Sum of Memorandum items 2.b. (1), through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RC-6
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           16
Transit Number: 91000019

Schedule RC-C - Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                                                   C415 < -
                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
                                                                          (Column A)                   (Column B)
                                                             RCFD      Consolidated Bank   RCON      Domestic Offices
                                                             ----      -----------------   ----      ----------------
 1. Loans secured by real estate____________________________ 1410              7,858,279             . . . . . . . . .   1.
    a. Construction and land development____________________           . . . . . . . . .   1415. .             104,521   1.a
    b. Secured by farmland (including farm residential and
       other improvements)__________________________________           . . . . . . . . .   1420. .                 809   1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family
           residential properties and extended under lines
           of credit________________________________________           . . . . . . . . .   1797. .             168,059   1.c1
       (2) All other loans secured by 1-4 family residential
           properties:
           (a) Secured by first liens_______________________           . . . . . . . . .    5367. .          6,703,301   1.c2a
           (b) Secured by junior liens______________________           . . . . . . . . .    5368. .            413,265   1.c2b
    d. Secured by multifamily (5 or more) residential
       properties___________________________________________           . . . . . . . . .    1460. .             59,084   1.d
    e. Secured by nonfarm nonresidential properties_________           . . . . . . . . .    1480. .            409,240   1.e
 2. Loans to depository institutions:
    a. To commercial banks in the U.S.______________________           . . . . . . . . .    1505. .            830,705   2.a
       (1) To U.S. branches and agencies of foreign banks___ 1506. .                   0             . . . . . . . . .   2.a1
       (2) To other commercial banks in the U.S.____________ 1507. .             832,620             . . . . . . . . .   2.a2
    b. To other depository institutions in the U.S._________ 1517. .                 265    1517. .                265   2.b
    c. To banks in foreign countries________________________           . . . . . . . . .    1510. .                  0   2.c
       (1) To foreign branches of other U.S. banks__________ 1513. .                 224             . . . . . . . . .   2.c1
       (2) To other banks in foreign countries______________ 1516. .               6,870             . . . . . . . . .   2.c2
 3. Loans to finance agricultural production and other
    loans to farmers________________________________________ 1590. .               5,181    1590. .              5,181   3.
 4. Commercial and industrial loans:
    a. To U.S. addresses (domicile)_________________________ 1763. .           4,349,367    1763. .          4,336,497   4.a
    b. To non-U.S. addresses (domicile)_____________________ 1764. .               6,204    1764. .                  0   4.b
 5. Acceptances of other banks:
    a. Of U.S. banks________________________________________ 1756. .                   0    1756. .                  0   5.a
    b. Of foreign banks_____________________________________ 1757. .               1,185    1757. .                153   5.b
 6. Loans to individuals for household, family, and other
    personal expenditures (i.e., consumer loans) (includes
    purchased paper)________________________________________           . . . . . . . . .    1975. .          1,423,925   6.
    a. Credit cards and related plans (includes check
       credit and other revolving credit plans)_____________ 2008. .             199,491             . . . . . . . . .   6.a
    b. Other (includes single payment, installment, and
       all student loans)___________________________________ 2011. .           1,225,739             . . . . . . . . .   6.b
 7. Loans to foreign governments and official institutions
    (including foreign central banks)_______________________ 2081. .               5,500    2081. .              5,500   7.
 8. Obligations (other than securities and leases) of
    states and political subdivisions in the U.S.___________ 2107. .              21,739    2107. .             21,739   8.
 9. Other loans_____________________________________________ 1563. .             613,165             . . . . . . . . .   9.
    a. Loans for purchasing or carrying securities (secured
       and unsecured)_______________________________________           . . . . . . . . .    1545. .             40,171   9.a
    b. All other loans (exclude consumer loans)_____________           . . . . . . . . .    1564. .            572,830   9.b
10. Loans financing receivables (net of unearned income)____           . . . . . . . . .    2165. .          1,418,201   10.
    a. Of U.S. addresses (domicile)_________________________ 2182. .           1,418,201             . . . . . . . . .   10.a
    b. Of non-U.S. addresses (domicile)_____________________ 2183. .                   0             . . . . . . . . .   10.b
11. LESS: Any unearned income on loans reflected in
    items 1-9 above_________________________________________ 2123. .                   0    2123. .                  0   11.
12. Total loans and leases, net of unearned income (sum
    of items 1 through 10 minus item 11) (total of column A
    must equal Schedule RC, item 4.a)_______________________ 2122. .          16,544,030    2122. .         16,513,446   12.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RC-7
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           17
Transit Number: 91000019

Schedule RC-C - Continued

Part I. Continued

Memoranda



                                                                      Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------
                                                            RCFD
                                                            ----
1. Not applicable.
2. Loans and leases restructured and in compliance with
   modified terms (included in Schedule RC-C, part 1,
   above, and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:
      (1) To U.S. addresses (domicile)_____________________ 1687. .                 0   M.2.a1
      (2) To non-U.S. addresses (domicile)_________________ 1689. .                 0   M.2.a2
   b. All other loans and all lease financing receivables
      (exclude loans to individuals for household, family,
      and other personal expenditures)_____________________ 8691. .                 0   M.2.b
   c. Commercial and industrial loans to and lease
      financing receivables of non-U.S. addresses
      (domicile) included in Memorandum item 2.b above_____ 8692. .                 0   M.2.c
3. Maturity and repricing data for loans and leases
   (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family
      residential properties in domestic offices (reported
      in Schedule RC-C, Part I, line 1.c.2a, column B) with
      a remaining maturity or repricing frequency of: (1,2)  RCON
                                                             ----
      (1) Three months or less______________________________ A564. .         5,476,464  M.3.a1
      (2) Over three months through 12 months_______________ A565. .           507,560  M.3.a2
      (3) Over one year through three years_________________ A566. .            21,079  M.3.a3
      (4) Over three years through five years_______________ A567. .            25,335  M.3.a4
      (5) Over five years through 15 years__________________ A568. .           299,882  M.3.a5
      (6) Over 15 years_____________________________________ A569. .           364,007  M.3.a6
   b. All loans and leases (reported in Schedule RC-C,
      Part I, items 1 through 10, column A) excluding
      closed-end loans secured by first liens on 1-4 family
      residential properties in domestic offices (reported
      in Schedule RC-C, Part I, item 1.c.2a, column B) with
      a remaining maturity or repricing frequency of (1,3)    RCFD
                                                              ----
      (1) Three months or less_______________________________ A570. .        2,988,157  M.3.b1
      (2) Over three months through 12 months________________ A571. .        1,088,641  M.3.b2
      (3) Over one year through three years__________________ A572. .        2,959,530  M.3.b3
      (4) Over three years through five years________________ A573. .        1,608,559  M.3.b4
      (5) Over five years through 15 years___________________ A574. .          962,518  M.3.b5
      (6) Over 15 years______________________________________ A575. .          174,982  M.3.b6
   c. Loans and leases (reported in Schedule RC-C, Part I,
      items 1 through 10, column A) with a REMAINING MATURITY
      of one year or less____________________________________ A247. .        8,860,345  M.3.c
   d. Loans secured by nonfarm nonresidential properties in
      domestic offices (reported in Schedule RC-C, Part I,    RCON
      item 1.e, column B) with a REMAINING MATURITY of over   ----
      five years_____________________________________________ A577             174,257  M.3.d
   e. Commercial and industrial loans (reported in Schedule
      RCFD RC-C, Part I, item 4, column A) with a REMAINING   ----
      MATURITY of over three years___________________________ A578           2,232,821  M.3.e

----------
1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part 1, item 1.c.(2)(a), column B.
3) Sum of Memorandum items 3.b.(1) through 3.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RC-8
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           18
Transit Number: 91000019

Schedule RC-C - Continued

Part I. Continued

Memoranda (continued)


                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              RCON
                                                                                              ----
4.  Loans to finance commercial real estate, construction, and land development activities
    (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9,
    column A, page RC-6 (1)_________________________________________________________________  2746. .                0      M.4
5.  Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)___________  5369. .        5,926,117      M.5
6.  Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a),
    column B, page RC-6)____________________________________________________________________  5370. .        1,882,371      M.6

--------------

1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.


Schedule RC-D - Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).


                                                                                                                          C420 < -
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                              RCON
                                                                                              ----
1.  U.S. Treasury securities in domestic offices ___________________________________________  3531. .                0      1.
2.  U.S. Government agency obligations in domestic offices (exclude
    mortgage-backed securities)_____________________________________________________________  3532. .        N/A            2.
3.  Securities issued by states and political subdivisions in the U.S. in domestic
    offices_________________________________________________________________________________  3533. .        N/A            3.
4.  Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA________________   3534. .            5,002      4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or
       GNMA (include CMOs, REMICs, and stripped MBS)________________________________________  3535. .        N/A            4.b
    c. All other mortgage-backed securities_________________________________________________  3536. .        N/A            4.c
5.  Other debt securities in domestic offices_______________________________________________  3537. .        N/A            5.
6.  -  8. Not applicable
9.  Other trading assets in domestic offices________________________________________________  3541. .        N/A            9.
10. Trading assets                                                                            RCFN
                                                                                              ----
    in foreign offices______________________________________________________________________  3542. .        N/A           10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and
    equity contracts:                                                                         RCON
                                                                                              ----
    a. In domestic offices__________________________________________________________________  3543. .           43,678     11.a
                                                                                              RCFN
    b. In foreign                                                                             ----
       offices______________________________________________________________________________  3543. .        N/A           11.b
                                                                                              RCFD
12. Total trading assets (sum of items 1 through 11)                                          ----
    (must equal Schedule RC, item 5)________________________________________________________  3545. .           48,680     12.

LIABILITIES
13. Liability for short positions___________________________________________________________  3546. .        N/A           13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts________________________________________________________________________  3547. .           33,972     14.
15. Total trading liabilities (sum of items 13 and 14)(must equal Schedule RC,
    item 15.b)______________________________________________________________________________  3548. .           33,972     15.


Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RC-9
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           19
Transit Number: 91000019

Schedule RC-E - Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                                                          C425 < -
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                ------------Transaction Accounts--------------------   --Nontransaction Accounts--
                                                        (Column A)                  (Column B)                (Column C)
                                                    Total transaction          Memo: Total demand
                                                accounts (including total    deposits (included in         Total nontransaction
                                                    demand deposits)               column A)           accounts (including MMDAs)
---------------------------------------------   -------------------------    ---------------------     ---------------------------
Deposits of:                                    RCON                         RCON                      RCON
                                                ----                         ----                      ----
1.  Individuals, partnerships and corporations_ 2201..    3,283,279          2240..    3,077,318       2346..    8,637,691     1.
2.  U.S. Government____________________________ 2202..       10,241          2280..       10,241       2520..            0     2.
3.  States and political subdivisions in
    the U.S.___________________________________ 2203..       38,855          2290..       38,482       2530..       12,230     3.
4.  Commercial banks in the U.S._______________ 2206..      583,165          2310..      583,165       2550..            0     4.
5.  Other depository institutions in the U.S.__ 2207..       14,434          2312..       14,434       2349..            0     5.
6.  Banks in foreign countries_________________ 2213..       13,095          2320..       13,095       2236..            0     6.
7.  Foreign governments and official institu-
    tions (including foreign central banks)____ 2216..            0          2300..            0       2377..            0     7.
8.  Certified and official checks______________ 2330..        2,988          2330..        2,988               . . . . . .     8.
9.  Total (sum of items 1 through 8) (sum of
    columns A and C must equal Schedule RC,
    item 13.a)_________________________________ 2215..    3,946,057          2210..    3,739,723       2385..    8,649,921     9.


Memoranda


                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 RCON
1.  Selected components of total deposits (i.e., sum of item 9, columns A and C):                ----
    a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts______________________6835..       431,325    M.1.a
    b.  Total brokered deposits__________________________________________________________________2365..             0    M.1.b
    c.  Fully insured brokered deposits (included in Memorandum item 1.b above):
        (1)  Issued in denominations of less than $100,000_______________________________________2343..             0    M.1.c1
        (2)  Issued either in denominations of $100,000 or in denominations greater than
             $100,000 and participated out by the broker in shares of $100,000 or less___________2344..             0    M.1.c2
    d.  Maturity data for brokered deposits:
        (1)  Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item
             1.c.(1) above)______________________________________________________________________A243..             0    M.1.d1
        (2)  Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item
             1.b above)__________________________________________________________________________A244..             0    M.1.d2
    e.  Preferred deposits (uninsured deposits of states and political subdivisions in the
        U.S. reported in item 3 above which are secured or collateralized as required under
        state law) ( TO BE COMPLETED FOR DECEMBER REPORT ONLY ))_________________________________5590..        N/A       M.1.e
2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
    a.  Savings deposits:
        (1)  Money market deposit accounts (MMDAs)_______________________________________________6810..     2,613,780    M.2.a1
        (2)  Other savings deposits (excludes MMDAs)_____________________________________________0352..     4,536,533    M.2.a2
    b.  Total time deposits of less than $100,000________________________________________________6648..     1,358,169    M.2.b
    c.  Total time deposits of $100,000 or more__________________________________________________2604..       141,439    M.2.c
3.  All NOW accounts (included in column A above)________________________________________________2398..       206,334    M.3
4.  Not applicable

Norwest Bank Minnesota, N.A.  Call Date: 09/30/1999  ST-BK: 27-4095   FFIEC 031
Sixth Street and Marquette Avenue                                     Page RC-10
Minneapolis, MN  55479        Vendor ID: D           CERT: 05208
                                                                          20
Transit Number: 91000019

Schedule RC-E - Continued

Memoranda (Continued)
                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
5.  Maturity and repricing data for time deposits of less than $100,000:
    a.  Time deposits of less than $100,000 with a remaining maturity or repricing           RCON
        frequency of: (1, 2)                                                                 ----
        (1)  Three months or less____________________________________________________________A579. .      341,020      M.5.a1
        (2)  Over three months through 12 months_____________________________________________A580. .      548,877      M.5.a2
        (3)  Over one year through three years_______________________________________________A581. .      382,974      M.5.a3
        (4)  Over three years________________________________________________________________A582. .       85,298      M.5.a4
    b.  Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less
        (included in Memorandum items 5.a.(1) through 5.a.(4) above)_________________________A241. .      889,897      M.5.b
6.  Maturity and repricing data for time deposits of $100,000 or more:
    a.  Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1, 3)
        (1)  Three months or less____________________________________________________________A584. .       39,192      M.6.a1
        (2)  Over three months through 12 months_____________________________________________A585. .       53,054      M.6.a2
        (3)  Over one year through three years_______________________________________________A586. .       33,439      M.6.a3
        (4)  Over three years________________________________________________________________A587. .       15,754      M.6.a4
    b.  Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less
        (included in Memorandum items 6.a.(1) through 6.a.(4) above)_________________________A242. .       92,246      M.6.b



------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E Memorandum item 2.c above.

Norwest Bank Minnesota, N.A.  Call Date: 09/30/1999  ST-BK: 27-4095   FFIEC 031
Sixth Street and Marquette Avenue                                     Page RC-11
Minneapolis, MN  55479        Vendor ID: D           CERT: 05208
                                                                          21
Transit Number: 91000019

Schedule RC-E - Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         RCFN
Deposits of:                                                                             ----
1.  Individuals, partnerships, and corporations__________________________________________2621. .   1,570,191   1.
2.  U.S. banks (including IBFs and foreign branches of U.S. banks)_______________________2623. .   4,913,899   2.
3.  Foreign banks (including U.S. branches and agencies of foreign banks,
    including their IBFs)________________________________________________________________2625. .       4,182   3.
4.  Foreign governments and official institutions (including foreign central banks)______2650. .           0   4.
5.  Certified and official checks________________________________________________________2330. .           5   5.
6.  All other deposits___________________________________________________________________2668. .         109   6.
7.  Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)_________________2200. .   6,488,386   7.

Memorandum
                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         RCFN
1.  Time deposits with a remaining maturity of one year or less (included in Part II,    ----
    item 7 above)________________________________________________________________________A245. .   6,422,792   M.1

Schedule RC-F - Other Assets

                                                                                                                        C430 < -
                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         RCFD
                                                                                         ----
1.  Income earned, not collected on loans________________________________________________2164. .      68,772   1.
2.  Net deferred tax assets (1)__________________________________________________________2148. .           0   2.
3.  Interest only strips receivable (not in the form of a security)(2) on:
    a.  Mortgage loans___________________________________________________________________A519. .           0   3.a
    b.  Other financial assets___________________________________________________________A520. .           0   3.b
4.  Other (itemize and describe amounts that exceed 25% of this item)____________________2168. .     310,086   4.
        TEXT                                          RCFD
        ----                                          ----
    a.  3549:  Bank-owned life insurance______________3549 . .  133,735                          . . . . . .   4.a
    b.  3550:_________________________________________3550 . .    N/A                            . . . . . .   4.b
    c.  3551:_________________________________________3551 . .    N/A                            . . . . . .   4.c
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 11)___________________2160. .     378,858   5.

Memorandum

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         RCFD
                                                                                         ----
1.  Deferred tax assets disallowed for regulatory capital purposes_______________________5610. .           0   M.1

Schedule RC-G - Other Liabilities

                                                                                                                        C435 < -
                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         RCON
                                                                                         ----
    a.  Interest accrued and unpaid on deposits in domestic offices (3)__________________3645. .      26,551   1.a

                                                                                         RCFD
    b.  Other expenses accrued and unpaid (includes accrued                              ----
        income taxes payable)____________________________________________________________3646. .     196,795   1.b
2.  Net deferred tax liabilities (1)_____________________________________________________3049. .     141,980   2.
3.  Minority interest in consolidated subsidiaries_______________________________________3000. .         135   3.
4.  Other (itemize and describe amounts that exceed 25% of this item)____________________2938. .      18,555   4.
        TEXT                                          RCFD
        ----                                          ----
    a.  3552:_________________________________________3552. .     N/A                            . . . . . .   4.a
    b.  3553:_________________________________________3553. .     N/A                            . . . . . .   4.b
    c.  3554:_________________________________________3554. .     N/A                            . . . . . .   4.c
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20)___________________2930. .     384,016   5.
------------

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest only strips receivables in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5 as appropriate.
(3)  For savings banks, include "dividends" accrued and unpaid on deposits.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                     Page RC-12
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           22
Transit Number: 91000019

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices


                                                                                                      C440 < -
                                                                                   Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------
                                                                                     Domestic Offices
                                                                                   --------------------
                                                                                   RCON
                                                                                   ----
1.   Customers' liability to this bank on acceptances outstanding__________________2155. .        6,884   1.
2.   Bank's liability on acceptances executed and outstanding______________________2920. .        6,884   2.
3.   Federal funds sold and securities purchased under agreements to resell________1350. .   11,384,725   3.
4.   Federal funds purchased and securities sold under agreements to repurchase____2800. .    9,565,435   4.
5.   Other borrowed money__________________________________________________________3190. .    2,204,494   5.
     EITHER
6.   Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs___2163. .       N/A      6.
     OR
7.   Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs_____2941. .    6,506,382   7.
8.   Total assets (excludes net due from foreign offices Edge and Agreement
     subsidiaries, and IBFs)_______________________________________________________2192. .   33,697,956   8.
9.   Total liabilities (excludes net due to foreign offices, Edge and Agreement
     subsidiaries, and IBFs)_______________________________________________________3129. .   25,053,788   9.

In items 10-17, report the amortized (historical) cost of both held-to-maturity and available-for-sale securities in domestic offices.

10.  U.S. Treasury securities______________________________________________________1039. .    1,525,702   10.
11.  U.S. Government agency obligations (excludes mortgage-backed securities)______1041. .       76,494   11.
12.  Securities issued by states and political subdivisions in the U.S.____________1042. .      207,040   12.
13.  Mortgage-backed securities (MBS):
     a. Pass-through securities:
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA___________________________1043. .      296,369   13.a.1
        (2) Other pass-through securities__________________________________________1044. .            0   13.a.2
     b. Other mortgage-backed securities (included CMOs, REMICs, and stripped MBS):
        (1) Issued or guranteed by FNMA, FHLMC, or GNMA____________________________1209. .        4,281   13.b.1
        (2) All other mortgage-backed securities___________________________________1280. .            5   13.b.2
14.  Other domestic debt securities________________________________________________1281. .      766,522   14.
15.  Foreign debt securities_______________________________________________________1282. .            0   15.
16.  Equity securities:
     a. Investments in mutual funds and other equity securities with readily
        determinable fair values___________________________________________________A510. .       18,870   16.a
     b. All other equity securities________________________________________________1752. .      220,129   16.b
17.  Total amortized (historical) cost of both held-to-maturity and available-for-
     sale securities (sum of items 10 through 16)__________________________________1374. .    3,115,412   17.

Memorandum (to be completed only by banks with IBFs and other
"foreign" offices)

                                                                                              Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
    EITHER
1.  Net due from the IBF of the domestic offices of the reporting bank_____________3051. .       N/A      M.1
    OR
2.  Net due to the IBF of the domestic offices of the reporting bank_______________3059. .           0    M.2

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                     Page RC-12
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           23
Transit Number: 91000019

Schedule RC-I - Selected Assets and Liabilities of IBFs

To be completed only by banks with ibfs and other "foreign" offices.


                                                                                                                     C445 < -
                                                                                                  Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      RCFN
                                                                                      ----
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)______2133. .            N/A         1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
   item 12, column A)_________________________________________________________________2076. .            N/A         2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
   column A)__________________________________________________________________________2077. .            N/A         3.
4. Total IBF liabilities (component of Schedule RC, item 21)__________________________2898. .            N/A         4.
5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule
   RC-E, part II, items 2 and 3)______________________________________________________2379. .            N/A         5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1,4,5,
   and 6)_____________________________________________________________________________2381. .            N/A         6.

Schedule RC-K - Quarterly Averages (1)


                                                                                                                     C455 < -
                                                                                                  Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                RCFD
------                                                                                ----
1. Interest-bearing balances due from depository institutions_________________________3381. .           13,082       1.
2. U.S. Treasury securities and U.S. Government agency obligations (2) (including
   mortgage-backed securities issued or guaranteed by FNMA, FHLMC or GNMA)____________3382. .        1,908,303       2.
3. Securities issued by states and political subdivisions in the U.S (2)______________3383. .          205,357       3.
4. a. Other debt securities (2) (including mortgage-backed securities not issued or
      guaranteed by FNMA, FHLMC or GNMA)______________________________________________3647. .          462,478       4.a
   b. Equity securities (3)(includes investments in mutual funds and Federal Reserve
      stock)__________________________________________________________________________3648. .          237,165       4.b
5. Federal funds sold and securities purchased under agreements to resell_____________3365. .       11,158,465       5.
6. Loans:
   a. Loans in domestic offices:                                                      RCON
                                                                                      ----
      (1) Total loans_________________________________________________________________3360. .       16,103,434       6.a.1
      (2) Loans secured by real estate________________________________________________3385. .        9,181,530       6.a.2
      (3) Loans to finance agricultural production and other loans to farmers_________3386. .            4,275       6.a.3
      (4) Commercial and industrial loans_____________________________________________3387. .        4,851,306       6.a.4
      (5) Loans to individuals for household, family, and other personal expenditures_3388. .        1,413,951       6.a.5
   b. Total loans in foreign offices, Edge and Agreement subsidiaries,                RCFN
                                                                                      ----
and IBFs________________________________________________________________________      3360              50,314       6.b
7. Trading                                                                            RCFD
                                                                                      ----
   assets_____________________________________________________________________________3401. .            5,323       7.
8. Lease financing receivables (net of unearned income)_______________________________3484. .        1,401,231       8.
9. Total assets(4)____________________________________________________________________3368. .       33,697,496       9.

LIABILITIES
10.Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS
   accounts, and telephone and preauthorized transfer accounts)(exclude demand        RCON
                                                                                      ----
   deposits)__________________________________________________________________________3485. .          214,818       10.
11.Nontransaction accounts in domestic offices:
   a. Money market deposit accounts (MMDAs)___________________________________________3486. .        2,582,102       11.a
   b. Other savings deposits__________________________________________________________3487. .        2,580,963       11.b
   c. Time deposits of $100,000 or more_______________________________________________A514. .          151,661       11.c
   d. Time deposits of less than $100,000_____________________________________________A529. .        1,403,432       11.d
12.Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries,     RCFN
                                                                                      ----
   and IBFs___________________________________________________________________________3404. .        5,307,790       12.
                                                                                      RCFD
                                                                                      ----
13.Federal funds purchased and securities sold under agreements to repurchase_________3353. .       11,768,048       13.
14.Other borrowed money (includes mortgage indebtness and obligations under
   capitalized leases)________________________________________________________________3555. .          946,737       14.

----------------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                     Page RC-14
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                          24
Transit Number: 91000019

Schedule RC-L - Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported on Schedule RC-L are registered as volume indicators and are not necessarily as measures of risk.

                                                                                                                       C460  < -
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:                                                                    RCFD
    a. Revolving, open-end lines secured by 1-4 family residential properties,             ----
       e.g., home equity lines_____________________________________________________________3814. .       380,452       1.a
    b. Credit card lines___________________________________________________________________3815. .             0       1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate________________________________3816. .       193,148       1.c.1
       (2) Commitments to fund loans not secured by real estate____________________________6550. .             0       1.c.2
    d. Securities underwriting_____________________________________________________________3817. .             0       1.d
    e. Other unused commitments____________________________________________________________3818. .     4,916,551       1.e
 2. Financial standby letters of credit and foreign office guarantees______________________3819. .     1,121,915       2.
                                                          RCFD
    a. Amount of financial standby letters of credit      ----
       conveyed to others_________________________________3820 . .        629,804                    . . . . . .       2.a
 3. Performance standby letters of credit and foreign office guarantees____________________3821          176,477       3.
                                                          RCFD
    a. Amount of financial standby letters of credit      ----
       conveyed to others_________________________________3822 . .         48,166                    . . . . . .       3.a
 4. Commercial and similar letters of credit_______________________________________________3411. .       196,149       4.
 5. Participations in acceptances (as described in the instructions) conveyed to others
    by the reporting bank__________________________________________________________________3428. .             0       5.
 6. Participation in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank__________________________________________________________3429. .             0       6.
 7. Securities borrowed____________________________________________________________________3432. .     4,650,838       7.
 8. Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)________________________________________3433. .       205,145       8.
 9. Financial assets transferred with recourse that have been treated as sold for
    Call Report purposes:
    a. First Lien 1-to-4 family residential mortgage loans:
       (1) Outstanding principal balance of mortgages transferred as of the report date____A521. .         9,332       9.a.1
       (2) Amount of recourse exposure on these mortgages as of the report date____________A522. .         9,332       9.a.2
    b. Other financial assets (excluding small business obligations reported in item 9.c):
       (1) Outstanding principal balance of assets transferred as of the report date_______A523. .             0       9.b.1
       (2) Amount of recourse exposure on these assets as of the report date_______________A524. .             0       9.b.2
    c. Small business obligations transferred with recourse under section 208 of the
       Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred
           as of the report date___________________________________________________________A249. .             0       9.c.1
       (2) Amount of retained recourse on these obligations as of the report date__________A250. .             0       9.c.2
10. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor_____________________A534. .             0       10.a
    b. Credit derivatives on which the reporting bank is the beneficiary___________________A535. .        25,000       10.b
11. Spot foreign exchange contracts________________________________________________________8765. .       270,009       11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC, item 28,
    "Total equity capital")________________________________________________________________3430. .             0       12.
       TEXT                                   RCFD
       ----                                   ----
    a. 3555: _________________________________3555 . .           N/A                                 . . . . . .       12.a
    b. 3556: _________________________________3556 . .           N/A                                 . . . . . .       12.b
    c. 3557: _________________________________3557 . .           N/A                                 . . . . . .       12.c
    d. 3558: _________________________________3558 . .           N/A                                 . . . . . .       12.d

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                     Page RC-15
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                          25
Transit Number: 91000019

Schedule RC-L - Continued

                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC, item 28,
    "Total equity capital")________________________________________________________________5591. .             0       13.
       TEXT                                   RCON
       ----                                   ----
    a. 5592: _________________________________5592 . .           N/A                                 . . . . . .       13.a
    b. 5593: _________________________________5593 . .           N/A                                 . . . . . .       13.b
    c. 5594: _________________________________5594 . .           N/A                                 . . . . . .       13.c
    d. 5595: _________________________________5595 . .           N/A                                 . . . . . .       13.d

                                                                                                                       C461  < -
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
                                       (Column A)           (Column B)         (Column C)            (Column D)
Off-balance Sheet                                                                Equity              Commodity
Derivatives                          Interest Rate       Foreign Exchange      Derivative            And Other
Position Indicators                    Contracts            Contracts           Contracts            Contracts
----------------------------------------------------  -------------------  ------------------  ----------------------------------
14. Gross amounts (e.g., notional
    amounts)(for each column, sum
    of items 14.a through 14.e must
    equal sum of items 15, 16.a,
    and 16.b):
    a. Futures contracts________                  0                    0                   0                     0    14.a
                                       RCFD 8693            RCFD 8694           RCFD 8695             RCFD 8696
    b. Forward contracts________                  0              985,040                   0                     0    14.b
                                       RCFD 8697            RCFD 8698           RCFD 8699             RCFD 8700
    c. Exchange-traded option
       contracts:
       (1) Written options______                  0                    0                   0                     0    14.c1
                                       RCFD 8701            RCFD 8702           RCFD 8703             RCFD 8704
       (2) Purchased options____                  0                    0                   0                     0    14.c2
                                       RCFD 8705            RCFD 8706           RCFD 8707             RCFD 8708
    d. Over-the-counter option
       contracts:
       (1) Written options______            301,622                2,239                   0                37,722    14.d1
                                       RCFD 8709            RCFD 8710           RCFD 8711             RCFD 8712
       (2) Purchased options____            198,532                2,695                   0                37,725    14.d2
                                       RCFD 8713            RCFD 8714           RCFD 8715             RCFD 8716
    e. Swaps____________________          2,348,264                    0                   0               113,519    14.e
                                       RCFD 3450            RCFD 3826           RCFD 8719             RCFD 8720
15. Total gross notional amount
    of derivative contracts held
    for trading_________________          2,271,115              989,974                   0               188,966    15.
                                       RCFD A126            RCFD A127           RCFD 8723             RCFD 8724
16. Total gross notional amount
    of derivative contracts held
    for purposes other than
    trading:
    a. Contracts marked to
       market___________________                  0                    0                   0                     0    16.a
                                       RCFD 8725            RCFD 8726           RCFD 8727             RCFD 8728
    b. Contracts not marked to
       market___________________                  0                    0                   0                     0    16.b
                                       RCFD 8729            RCFD 8730           RCFD 8731             RCFD 8732
    c. Interest rate swap where
       the bank has agreed to pay
       a fixed rate_____________            202,303. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16.c
                                       RCFD A589

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RC
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           26
Transit Number: 91000019

Schedule RC-L - Continued

                                                                                                      C462 < -
                                                                                   Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
                              (Column A)         (Column B)           (Column C)           (Column D)
Off-balance Sheet                                                       Equity             Commodity
Derivatives Position         Interest Rate     Foreign Exchange        Derivative           And Other
Indicators                    Contracts         Contracts              Contracts           Contracts
----------------------------------------------------------------------------------------------------------------
17. Gross fair values
    of derivative
    contracts:
    a. Contracts held
       for trading:         RCFD                RCFD                 RCFD              RCFD
                            ----                ----                 ----              ----
       (1) Gross
           positive
           fair value_______8733..   16,813      8734..  11,273       8735..  0         8736.. 11,347 17.a1
       (2) Gross
           negative
           fair value_______8737..   12,979      8738..   9,895       8739..  0         8740.. 10,644 17.a2
    b. Contracts held
       for purposes
       other than
       trading that
       are marked to
       market:
       (1) Gross
           positive
           fair
           value___________8741..        0       8742..       0      8743..   0         8744..      0 17.b2
       (2) Gross
           negative
           fair value______8745..        0       8746..       0      8747..   0         8748..      0 17.b2
    c. Contracts held
       for purposes
       other than
       trading that
       are not marked
       to market:
       (1) Gross
           positive
           fair value______8749..      626       8750..       0      8751..   0         8752..     0 17.c1
       (2) Gross
           negative
           fair value______8753..    7,500       8754..       0      8755..   0         8756..     0 17.c2

Memoranda
                                                                Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------
                                                                RCFD
                                                                ----
1.-2. Not applicable_________________________________________      . . . . . . . .
3.    Unused commitments with an original maturity exceeding
      one year that are reported in Schedule RC-L, items 1.a
      through 1.e, above (report only the unused portions of
      commitments that are fee paid or otherwise legally
      binding__________________________________________________ 3833..    4,485,660                 M.3
                                                                RCFD
      a. Participations in commitments with an original         ----
         maturity exceeding one year conveyed to others_________3834..      444,511        ......   M.3a
4.    To be completed only by banks with $1 billion or more in
      total assets:
      Standby letters of credit and foreign office guarantees
      (both financial and performance) issued to non-U.S.
      addressees (domicile) included in Schedule RC-L, items 2
      and 3, above_____________________________________________ 3377..          569                 M.4
5.    Loans to individuals for household, family, and other
      personal expenditures that have been securitized and
      sold (with servicing retained), amounts outstanding by
      type of loan:
      a. Loans to purchase private passenger automobiles (to
         be completed for the September report only)___________ 2741..       27,805  M.5.a
      b. Credit cards and related plans (TO BE COMPLETED
         QUARTERLY)____________________________________________ 2742..            0  M.5.b
      c. All other consumer credit (including mobile home
         loans)(to be completed for the September report only)__2743..            0  M.5.c

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                Page RC - 17
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           27
Transit Number: 91000019

Schedule RC-M - Memoranda

                                                                                       C465 < -
                                                                     Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------
                                                                   RCFD
                                                                   ----
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their
   related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all
      executive officers, directors, principal shareholders,
      and their related interests__________________________________6164..      6,949    1.a
   b. Number of executive officers, directors, and principal
      shareholders to whom the amount of all extensions of
      credit by the reporting bank (including extensions of
      credit to related interests) equals or exceeds the
      lesser of $500,000 or 5 percent of          RCFD    Number
      total capital as defined for this           ----    ------
      purpose in agency regulations_______________6165..     4         ...............  1.b

2. Federal funds sold and securities purchased under
   agreements to resell with U.S. branches and agencies
   of foreign banks (1) (included in Schedule RC,
   items 3.a and 3.b)______________________________________________3405..          0    2.

3. Not applicable.

4. Outstanding principal balance of 1-4 family residential
   mortgage loans serviced for others (include both retained
   servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract_____________________5500..          0    4.a
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer_______________________5501..          0    4.b.1
      (2) Serviced without recourse to servicer____________________5502..          0    4.b.2
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract_________________5503..          0    4.c.1
      (2) Serviced under a special option contract_________________5504..          0    4.c.2
   d. Mortgages serviced under other servicing contracts___________5505..    449,028    4.d

5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding
   (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)___________________________________2103..     12,058    5.a
   b. Non-U.S. addressees (domicile)_______________________________2104..     10,361    5.b

6. Intangible assets:
   a. Mortgage servicing rights____________________________________3164..          0    6.a
      (1) Estimated fair value of mortgage servicing assets________A590..          0    6.a.1
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships and nonmortgage
          servicing assets_________________________________________8026..          0    6.b.1
      (2) All other identifiable intangible assets_________________5507..      2,760    6.b.2
   c. Goodwill_____________________________________________________3163..    117,047    6.c
   d. Total (sum of items 6.a, 6.b.1, 6.b.2, and 6.c) (must equal
      Schedule RC, item 10)________________________________________2143..    119,807    6.d
   e. Amount of intangible assets (included in item 6.b.(2) above)
      that have been grandfathered or are otherwise qualifying for
      regulatory capital purposes__________________________________6442..          0    6.e

   Mandatory convertible debt, net of common or perpetual
   preferred stock dedicated to redeem the debt____________________3295..          0    7.

---------------
( ) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                     Page RC-18
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           28
Transit Number: 91000019

Schedule RC-M - Continued


                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
8.   a.   Other real estate owned:                                                            RCFD
                                                                                              ----
          (1)  Direct and indirect investments in real estate ventures________________________5372. .           0     8.a.1
          (2)  All other real estate owned:                                                   RCON
                                                                                              ----
               (a) Construction and land development in domestic offices______________________5508. .           0     8.a.2a
               (b) Farmland in domestic offices_______________________________________________5509. .           0     8.a.2b
               (c) 1-4 family residential properties in domestic offices______________________5510. .       8,538     8.a.2c
               (d) Multifamily (5 or more) residential properties in domestic offices_________5511. .           0     8.a.2d
               (e) Nonfarm nonresidential properties in domestic offices______________________5512. .          21     8.a.2e
                                                                                              RCFN
               (f) In foreign                                                                 ----
                   offices____________________________________________________________________5513. .           0     8.a.2f
                                                                                              RCFD
          (3)  Total (sum of items 8.a.(1) and 8.a.(2))                                       ----
               (must equal Schedule RC, item 7)_______________________________________________2150. .       8,559     8.a.3
     b.   Investments in unconsolidated subsidiaries and associated companies:
          (1)  Direct and indirect investments in real estate ventures________________________5374. .           0     8.b.1
          (2)  All other investments in unconsolidated subsidiaries and associated companies__5375. .           0     8.b.2
          (3)  Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)______2130. .           0     8.b.3

 9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
     item 23, "Perpetual preferred stock and related surplus"_________________________________3778. .           0     9.

10.  Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party mutual funds):
                                                                                              RCON
                                                                                              ----
     a.   Money market funds__________________________________________________________________6441. .      89,193     10.a
     b.   Equity securities funds_____________________________________________________________8427. .           0     10.b
     c.   Debt securities funds_______________________________________________________________8428. .           0     10.c
     d.   Other mutual funds__________________________________________________________________8429. .      75,543     10.d
     e.   Annuities___________________________________________________________________________8430. .      19,070     10.e
     f.   Sales of proprietary mutual funds and annuities (included in items 10.a through
          10.e above)_________________________________________________________________________8784. .     101,799     10.f

                                                                                              RCFD
11.  Net unamortized realized deferred gains (losses) on off-balance sheet derivative         ----
     contracts included in assets and liabilities reported in Schedule RC_____________________A525. .      27,549     11.

12.  Amount of assets netted against nondeposit liabilities and deposits in foreign offices (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC) in accordance with generally
     accepted accounting principles (1)_______________________________________________________A526. .           0     12.

13.  Outstanding principal balance of loans other than 1-4 family residential mortgage mortgage loans that are serviced for others (to be completed if this balance is
     more than $10 million and exceeds ten percent of total assets)___________________________A591. .           0     13.

Memorandum
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
     (to be completed for the December report only) Reciprocal holdings of banking
     organizations' capital instruments_______________________________________________________3836. .          N/A    M.1.

-------------

(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                     Page RC-19
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           29
Transit Number: 91000019

Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                         C470 < -
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
                                                  -------(Column A)------   --------(Column B)-------   -----(Column C)-----
                                                  Past due 30 through 89     Past due 90 days or more        Nonaccrual
                                                  days and still accruing      and still accruing
                                                  -----------------------   -------------------------   --------------------
                                                  RCFD                      RCFD                        RCFD
                                                  ----                      ----                        ----
1.   Loans secured by real estate:
     a.   To U.S. addressees (domicile)___________1245..        7,589       1246..        3,708         1247..       10,023    1.a
     b.   To non-U.S. addressees (domicile)_______1248..            0       1249..            0         1250..            0    1.b
2.   Loans to depository institutions and
     acceptances of other banks:
     a.   To U.S. banks and other U.S.
          depository institutions_________________5377..            0       5378..            0         5379..            0    2.a
     b.   To foreign banks________________________5380..            0       5381..            0         5382..            0    2.b
3.   Loans to finance agricultural production
     and other loans to farmers___________________1594..           47       1597..           17         1583..            0    3.
4.   Commercial and industrial loans:
     a.   To U.S. addressees (domicile)___________1251..       38,241       1252..            0         1253..       35,949    4.a
     b.   To non-U.S. addressees (domicile)_______1254..            0       1255..            0         1256..            0    4.b
5.   Loans to individuals for household,
     family, and other personal expenditures:
     a.   Credit cards and related plans__________5383..        1,878       5384..          381         5385..            0    5.a
     b.   Other (includes single payment,
          installment, and all student loans)_____5386..        7,091       5387..          766         5388..          572    5.b
6.   Loans to foreign governments and
     official institutions________________________5389..            0       5390..            0         5391..            0    6.
7.   All other loans______________________________5459..        2,362       5460..          294         5461..            0    7.
8.   Lease financing receivables:
     a.   Of U.S. addressees (domicile)___________1257..            0       1258..            0         1259..       20,772    8.a
     b.   Of non-U.S. addressees (domicile)_______1271..            0       1272..            0         1791..            0    8.b
9.   Debt securities and other assets (exclude
     other real estate owned and other
     repossessed assets)__________________________3505..            0       3506..            0         3507..            0    9.
=================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                  RCFD                      RCFD                        RCFD
                                                  ----                      ----                        ----
10.  Loans and leases reported in items 1
     through 8 above which are wholly or
     partially guaranteed by the U.S.
     Government___________________________________5612..           787      5613..          178         5614..          498   10.
     a.   Guaranteed portion of loans and leases
          included in item 10 above_______________5615..           600      5616..          157         5617..          301   10.a

Norwest Bank Minnesota, N.A.  Call Date: 09/30/1999  ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                   Page RC-20
Minneapolis, MN 55479         Vendor ID: D           CERT: 05208
                                                                         30
Transit Number: 91000019

Schedule RC-N - Continued

Memoranda                                                                                                                 C473 < -
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                 -------(Column A)-------  -------(Column B)-------  -------(Column C)-------
                                                 Past due 30 through 89    Past due 90 days or more         Nonaccrual
                                                 days and still accruing      and still accruing
                                                 ------------------------  ------------------------  ------------------------
1.  Restructured Loans and Leases included in
    Schedule RC-N, items 1 through 8, above
    (and not reported in Schedule RC-C,          RCFD                      RCFD                      RCFD
                                                 ----                      ----                      ----
    Part 1, Memorandum item 2)________________   1658..                0   1659..                0   1661..               0  M.1
2.  Loans to finance commercial real estate,
    construction, and land development
    activities (not secured by real estate)
    included in Schedule RC-N, items 4 and
    7, above__________________________________   6558..                0   6559..                0   6560..               0  M.2
3.  Loans secured by real estate in domestic
    offices (included in Schedule RC-N, item
    1, above):                                   RCON                      RCON                      RCON
                                                 ----                      ----                      ----
    a. Construction and Land development______   2759..              207   2769..              244   3492..             413  M.3a
    b. Secured by farmland____________________   3493..                0   3494..                0   3495..               0  M.3b
    c. Secured by 1-4 family residential
       properties:
       (1) Revolving, open-end Loans secured
           by 1-4 family residential properties
           and extended under lines of credit_   5398..              668   5399..              294   5400..              20  M.3c1
       (2) All other loans secured by 1-4
           family residential properties______   5401..            5,693   5402..            2,409   5403..           8,974  M.3c2
    d. Secured by multifamily (5 or more)
       residential properties_________________   3499..                3   3500..                0   3501..               0  M.3d
    e. Secured by nonfarm nonresidential
       properties_____________________________   3502..            1,018   3503..              761   3504..             616  M.3e

                                                 -------(Column A)-------  -------(Column B)-------
                                                 Past due 30 through 89    Past due 90 days or more
                                                           days
                                                 ------------------------  ------------------------
4.  Interest rate, foreign exchange rate, and
    other commodity and equity contracts:
    a. Book value of amounts carried as          RCFD                      RCFD
                                                 ----                      ----
       assets________________________________    3522..                0   3528..                0   M.4.a
    b. Replacement cost of contracts with a
       positive replacement cost_____________    3529..                0   3530..                0   M.4.b

                                                                    C477 < -
------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and income should be directed:

CONNIE GAHAGAN, MANAGER OF REGULATORY REPORTING
----------------------------------------------------------------------------------------------------------------------------------
Name and Title (TEXT 8901)                                                            Area code/phone number/extension (TEXT 8902)
   (612) 316-2345 00000                                                               (612) 667-3659 00000
------------------------------------------------                                   -----------------------------------------------
Tel: Area code/phone number/extension (TEXT 8902)                                  Fax: Area code/phone number         (TEXT 9116)
----------------------------------------------------------------------------------------------------------------------------------

Norwest Bank Minnesota, N.A.  Call Date: 09/30/1999  ST-BK: 27-4095   FFIEC 031
Sixth Street and Marquette Avenue                                    Page RC-21
Minneapolis, MN 55479         Vendor ID: D           CERT: 05208
                                                                         31
Transit Number: 91000019

Schedule RC-O Other Data for Deposit Insurance and FICO Assessments

                                                                                                                          C475 < -
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
1.Unposted debits (see instructions):                                                            RCON
                                                                                                 ----
  a.  Actual amount of all unposted debits__________________________________________________     0030..   N/A                1.a
      OR
  b.  Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits_______________________________     0031..             0        1.b1
      (2) Actual amount of unposted debits to time and savings deposits (1)_________________     0032..             0        1.b2
2.Unposted credits (see instructions):
  a.  Actual amount of all unposted credits_________________________________________________     3510..   N/A                2.a
      OR
  b.  Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits______________________________     3512..             0        2.b1
      (2) Actual amount of unposted credits to time and savings deposits (1)________________     3514..             0        2.b2

3.Uninvested trust funds (cash) held in bank's own trust department (not included in
  total deposits in domestic offices)_______________________________________________________     3520..             0        3.

4.Deposits of consolidated subsidiaries in domestic offices and in insured branches in
  Puerto Rico and U.S. territories and possessions (not included in total deposits):
  a.  Demand deposits of consolidated subsidiaries__________________________________________     2211..        41,350        4.a
  b.  Time and savings deposits (1) of consolidated subsidiaries____________________________     2351..             0        4.b
  c.  Interest accrued and unpaid on deposits of consolidated subsidiaries__________________     5514..             0        4.c

5.Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
  a.  Demand deosits in insured branches (included in Schedule RC-E, Part II)_______________     2299..             0        5.a
  b.  Time and savings deposits (1) in insured branches (included in Schedule RC-E,
      Part II)______________________________________________________________________________     2383..             0        5.b
  c.  Interest accrued and unpaid on deposits in insured branches (included in
      Schedule RC-G, item 1.b)______________________________________________________________     5515..             0        5.c

6.Item 6 is not applicable to state nonmember banks that have not been authorized by the
  Federal Reserve to Act as pass-through correspondents.

  Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository  institutions that are also reflected as deposit liabilities of the reporting bank:
  a.  Amount reflected in demand deposits (included in Schedule RC-E, Part 1, item               RCON
                                                                                                 ----
      4 or 5, column B)_____________________________________________________________________     2314..             0        6.a
  b.  Amount reflected in time and savings deposits (1) (included in Schedule RC-E,
      Part I, item 4 or 5, column A or C, but not column B)_________________________________     2315..             0        6.b

7.Unamortized premiums and discounts on time and savings deposits: (1,2)
  a.  Unamortized premiums__________________________________________________________________     5516..        20,266        7.a
  b.  Unamortized discounts_________________________________________________________________     5517..             0        7.b

8.To be completed by banks with "Oaker deposits."
  a.  Deposits purchased or acquired from other FDIC-insured institutions during the quarter
      (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
      (1)  Total deposits purchased or acquired from other FDIC-insured institutions
           during the quarter_______________________________________________________________     A531..        N/A           8.a.1
      (2)  Amount of purchased or acquired deposits reoprted in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits
           attributable to SAIF; SAIF members reports deposits attributable to BIF)_________     A532..        N/A           8.a.2
  b.  Total deposits sold or transferred to other FDIC-insured institutions during the quarter
      (exclude sales or transfers by the reporting bank of deposits in foreign offices
      other than insured branches in Puerto Rico and U.S. territories and possessions)______     A533..        N/A           8.b
-------------

(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                    Page RC- 22
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                          32
Transit Number: 91000019

Schedule RC-O - Continued

                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
                                                                                          RCON
                                                                                          ----
9.  Deposits in lifeline accounts _______________________________________________________ 5596. .                 9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
     deposits in domestic offices) ______________________________________________________ 8432. .            0    10.
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis in Schedule RC-E had been
       reported on a net basis __________________________________________________________ 8785               0    11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S.
       banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net basis in Schedule RC-E had been reported
       on a gross basis _________________________________________________________________ A181               0    11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and
       possessions in Schedule RC-E _____________________________________________________ A182               0    11.c

12. Amount of assets netted against deposit liabilities on the balance sheet (Schedule
    RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits __________________________________ A527               0    12.a
    b. Amount of assets netted against time and savings deposits ________________________ A528               0    12.b

Memoranda


(to be completed each quarter except as noted)                                                  Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank
   (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):       RCON
   a. Deposit accounts of $ 100,000 or less:                                              ----
      (1) Amount of deposit accounts of $ 100,000 or less _______________________________ 2702. .    4,666,761    M.1a1
      (2) Number of deposit accounts of $ 100,000 or less RCON           Number
                                                          ----           ------
          (to be completed for the June report only) ____ 3779. .      N/A                         . . . . . .    M.1a2
   b. Deposit accounts of more than $ 100,000:
      (1) Amount of deposit accounts of more than $ 100,000 _____________________________ 2710. .    7,929,217    M.1b1
      (2) Number of deposit accounts of more than         RCON           Number
                                                          ----           ------
          $ 100,000 _____________________________________ 2722. .      8,476                       . . . . . .    M.1b2

2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $ 100,000 reported in Memorandum item 1.b.(2) above by $ 100,000 and subtracting the result from the amount of deposit accounts of more than $ 100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or      RCON      YES     NO
      procedure for determining a better estimate of uninsured deposits than the          ----
      estimate described above __________________________________________________________ 6861. .           X     M.2.a
   b. If the box marked YES has been checked, report the estimate of uninsured deposits
      determined by using your bank's method or procedure _______________________________ 5597. .       N/A       M.2.b

3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?
   If so, report the legal title and FDIC Certificate Number of the parent bank
   or parent savings association:                                                                  FDIC Cert No
   TEXTA545: ____________________________________________________________________________ A545. .       N/A       M.3

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999   ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                    Page RC- 23
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                          33
Transit Number: 91000019

Schedule RC-R - Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1998, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RC-R IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

1. TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R MUST BE COMPLETED.  TO BE                                C480 < -
   COMPLETED ONLY BY BANKS WITH TOTAL ASSETS OF LESS THAN $1 BILLION.  Indicate in the     RCFD     YES     NO
   appropriate box at the right whether the bank has total capital greater than or equal   ----     ---     --
   to eight percent of adjusted total assets _____________________________________________ 6056         N/A          1.
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

NOTE: ALL BANKS ARE REQUIRED TO COMPLETE
ITEMS 2 AND 3 BELOW.  SEE OPTIONAL
WORKSHEET FOR ITEMS 3.a THROUGH 3.f.

                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
                                                                                          RCFD
2.  Portion of qualifying limited-life capital instruments (original weighted average     ----
    maturity of at least five years) that is includible in Tier 2 capital:
    a. Subordinated debt (1) and intermediate term preferred stock ______________________ A515. .      105,000    2.a
    b. Other limited-life capital instruments ___________________________________________ A516. .            0    2.b

3.  Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
    a. 1. Tier 1 capital ________________________________________________________________ 8274. .    2,061,081    3.a.1
       2. Tier 2 capital ________________________________________________________________ 8275. .      316,892    3.a.2
       3. Tier 3 capital ________________________________________________________________ 1395. .            0    3.a.3
    b. Total risk-based capital _________________________________________________________ 3792. .    2,377,973    3.b
    c. Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross
       risk-weighted assets) ____________________________________________________________ A222. .            0    3.c
    d. 1. Net risk-weighted assets (gross risk-weighted assets, including market risk equivalent assets, less excess allowance reported in item 3.c above and all
          other deductions) _____________________________________________________________ A223. .   19,275,854    3.d.1
       2. Market risk equivalent assets (included in item 3.d.1 above) __________________ 1651. .            0    3.d.2
    e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if bank uses the "direct reduction method"
       to report these transactions in Schedule RC-R ____________________________________ 1727. .            0    3.e
    f. "Average total assets" (quarterly average reported in Schedule RC-K, less
       all assets deducted from Tier 1 capital) (2) _____________________________________ A224. .   33,577,689    3.f


ITEMS 4-9 AND MEMORANDA ITEMS 1 AND 2 ARE TO BE COMPLETED
BY BANKS THAT ANSWERED NO TO ITEM 1 ABOVE AND BY BANKS
WITH TOTAL ASSETS OF $1 BILLION OR MORE.

                                                                 (Column A)                        (Column B)
                                                           Assets Recorded on the            Credit Equivalent Amount
                                                               Balance Sheet              of Off-Balance Sheet Items (3)
                                                           ----------------------         ------------------------------
4. Assets and credit equivalent amounts of off-balance     RCFD                           RCFD
   sheet items assigned to the Zero percent risk category  ----                           ----
   a. Assets recorded on the balance sheet _______________ 5163. .     2,457,506                   . . . . . .    4.a
   b. Credit equivalent amount of off-balance sheet items_           . . . . . .          3796. .            0    4.b

----------
(1) Exclude mandatory convertible debt reported in Schedule RC-H, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                     Page RC-24
Minneapolis, MN 55479          Vendor ID: D            CERT: 05208
                                                                           34
Transit Number: 91000019

Schedule RC-R - Continued

                                                                                                     Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                   (Column A)                      (Column B)
                                                             Assets Recorded on the        Credit Equivalent Amount
                                                                 Balance Sheet           of Off-Balance Sheet Items (1)
                                                             ----------------------      ------------------------------
5.  Assets and credit equivalent amounts of off-balance      RCFD                              RCFD
    sheet items assigned to the 20 percent risk category     ----                              ----
    a.  Assets recorded on the balance sheet ________________5165 ...  15,086,551                   ...............       5.a
    b.  Credit equivalent amount of off-balance sheet items__     ...............              3801 ....  1,096,326       5.b
6.  Assets and credit equivalent amounts of off-balance
    sheet items assigned to the 50 percent risk category:
    a.  Assets recorded on the balance sheet ________________3802 ...   5,769,195                   ...............       6.a
    b.  Credit equivalent amount of off-balance sheet items__     ...............              3803 ....    247,787       6.b
7.  Assets and credit equivalent amounts of off-balance
    sheet items assigned to the 100 percent risk category:
    a.  Assets recorded on the balance sheet ________________3804 ...  10,592,013                   ...............       7.a
    b.  Credit equivalent amount of off-balance sheet items__     ...............              3805 ....  2,438,775       7.b
8.  On-balance sheet asset values excluded from and
    deducted in the calculation of the risk-based capital
    ratio(2) ________________________________________________3806 ...      79,109                   ...............       8.
9.  Total assets recorded on the balance sheet (sum of
    items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal
    Schedule RC, item 12 plus items 4.b and 4.c)_____________3807 ...  33,984,374                   ...............       9.

Memoranda

                                                                                                     Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               RCFD
1.  Current credit exposure across all off-balance sheet derivative contracts covered by       ----
    the risk-based capital standards ____________________________________________________      8764 ....     36,557       M.1.

                                    ------------------------ With a remaining maturity of --------------------------
                                           (Column A)                  (Column B)                   (Column C)
                                                                      Over one year
                                        One year or less           through five years            Over five years
                                    -------------------------  --------------------------  -------------------------
2.  Notional principal amounts
    of off-balance sheet
    derivative contracts:(3)        RCFD                        RCFD                        RCFD
    a. Interest rate                ----                        ----                        ----
       contracts __________________ 3809 ...   869,127          8766 ...  1,252,749         8767 ...     424,920      M.2a
    b. Foreign exchange
       contracts __________________ 3812 ...   942,966          8769 ...     18,568         8770 ...     N/A          M.2b
    c. Gold contracts _____________ 8771 ...   N/A              8772 ...   N/A              8773 ...     N/A          M.2c
    d. Other precious metals
       contracts __________________ 8774 ...   N/A              8775 ...   N/A              8776 ...     N/A          M.2d
    e. Other commodity
       contracts __________________ 8777 ...    69,715          8778 ...     81,529         8779 ...     N/A          M.2e
    f. Equity derivative
       contracts __________________ A000 ...   N/A              A001 ...   N/A              A002 ...     N/A          M.2f

----------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Norwest Bank Minnesota, N.A.   Call Date: 09/30/1999  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                     Page RC-25
Minneapolis, MN 55479          Vendor ID: D           CERT: 05208
                                                                           35
Transit Number: 91000019

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                   at close of business on September 30, 1999

Norwest Bank Minnesota, N.A.             Minneapolis                MN
-------------------------------          ---------------------      ------------
Legal Title of Bank                      City                       State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

-------------------------------------------------------------------------------
                                                               C471    C472 < -
No comment:             X  (RCON 6979)
BANK MANAGEMENT STATEMENT (please type or print clearly) (TEXT 6980):






                     --------------------------------------    -----------------
                     Signature of Executive Officer of Bank    Date of Signature

Norwest Bank Minnesota, N.A.       Call Date: 09/30/1999  ST-BK: 27-4095 FFIEC
Sixth Street and Marquette Avenue
Minneapolis, MN 55479              Vender ID: D           CERT: 05208     Page
                                                                            36
Transit Number: 91000019    Transmitted to EDS as 0039779 on 10/27/99 at
                            14:50:57 CST


                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
-------------------------------------------------------------------------------


                                        OMB No. For OCC:              1557-0081
                                        OMB No. For FDIC:             3064-0052
                                        OMB No. For Federal Reserve:  7100-0036
                                        Expiration Date:             03/31/2002

                                                    SPECIAL REPORT
                                             (Dollar Amounts in Thousands)


                          CLOSE OF BUSINESS DATE:    FDIC Certificate Number:
                             September 30, 1999         05208          C700 < -
-------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
-------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the
definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
-------------------------------------------------------------------------------

                                                                                  RCFD
                                                                                  ----
a Number of loans made to executive officers since the previous Call Report date_______3561..                  2   a.
b Total dollar amount of above loans (in thousands of dollars)_________________________3562..              1,097   b.
c Range of interest charged on above loans (example: 9-3/4% = 9.75)_______________7701/7702..      6.50% to 7.50%  c.



-------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT   DATE (Month, Day,
Year)

/s/ Constance R. Gahagan

Constance R. Gahagan, Mgr. Regulatory Reporting            10/27/99
-------------------------------------------------------------------------------
[Illegible]:8040/53 (3-98)